Exhibit 10.80

ELEVENTH AMENDMENT
Dated as of August 1, 2016
to the
TRANSFER AND ADMINISTRATION AGREEMENT
Dated as of August 31, 2012

This ELEVENTH AMENDMENT (this “Amendment”) dated as of August 1, 2016 is entered into among ASHLAND INC., a Kentucky corporation (“Ashland” or “Master Servicer”), CVG CAPITAL III LLC, a Delaware limited liability company (“SPV”), the Originators, the Investors, Letter of Credit Issuers, Managing Agents and Administrators party hereto, and THE BANK OF NOVA SCOTIA (“Agent” or “Scotiabank”), as agent for the Investors.
RECITALS
WHEREAS, the parties hereto have entered into that certain Transfer and Administration Agreement, dated as of August 31, 2012 (as amended, supplemented or otherwise modified through the date hereof, the “Agreement”);
WHEREAS, concurrently herewith, certain of the parties hereto are entering into that certain Originator Joinder Agreement (“Joinder”) by which Valvoline LLC (“Valvoline”) agrees to become an Originator and to be bound by the terms of the Agreement, the First Tier Agreement (as defined in the Agreement) and each of the other Transaction Documents;
WHEREAS, concurrently herewith, the parties to the First Tier Agreement (as defined in the Agreement) are entering into that certain Second Amendment thereto (the “First Tier Amendment”); and
WHEREAS, the parties hereto desire to amend the Agreement as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Definitions.
All capitalized terms not otherwise defined herein are used as defined in the Transaction Documents.
SECTION 2.    Amendments to the Agreement.
(a)    Schedule 4.1(i) of the Agreement is amended by deleting the words “Suite 1500” therefrom in each instance in where they appear and inserting the words “Suite 1600” in their stead.
(b)    Schedule 4.1(r) of the Agreement is amended as set forth on Annex 1 attached hereto.
(c)    Schedule 11.3 of the Agreement is amended by deleting the contact information following the words “If to the SPV” therefrom and inserting the following contact information:

CVG Capital III LLC
Suite 1600, 50 E. RiverCenter Blvd.
Covington, KY 41011
Attention:    Asad Lodhi
Telephone:    (859) 815-5240
Facsimile:    (859) 357-3891
Email:    aplodhi@ashland.com
SECTION 3.    Post-Closing Blocked Account Agreements.  The parties hereto acknowledge that the deposit accounts being added hereby to Schedule 4.1(r) of the Agreement (the “New Blocked Accounts”) are not subject to Blocked Account Agreements as of the date hereof.  The parties hereto consent to the existence of such New Blocked Accounts and the use of such accounts to receive Collections on Receivables originated by Valvoline notwithstanding that such New Blocked Accounts may not be subject to Blocked Account Agreements as otherwise required by the Agreement and the other Transaction Documents; provided, however, that such consents shall not apply to any New Blocked Account that is not subject to a Blocked Account Agreement at any time on or after September 1, 2016.  The SPV, Ashland and the Originators, jointly and severally, shall (i) cause each New Blocked Account to become subject to a Blocked Account Agreement in form and substance acceptable to the Agent by not later than September 1, 2016, (ii) prevent any Person (other than the relevant Blocked Account Bank, the SPV or the Agent) from having “control” (within the meaning of the UCC) of any New Blocked Account at any time on and after the date hereof, and (iii) cause each New Blocked Account to be maintained by and in the name of the SPV (rather than any Originator), such that the SPV shall constitute the relevant Blocked Account Bank’s “customer” (within the meaning of the UCC) with respect to such New Blocked Account at all times on and after the date hereof.  Except as expressly consented to pursuant to this Section, Ashland, the Originators and the SPV shall at all times maintain, and perform all their obligations with respect to, each New Blocked Account as a Blocked Account in accordance with the terms of the Agreement and the other Transaction Documents.
For purposes of Sections 9.1 and 9.2 of the Agreement, the receipt and maintenance of Collections in any New Blocked Account that is not subject to a Blocked Account Agreement (including as permitted hereby) shall constitute commingling of Collections for which the SPV and Master Servicer are required to indemnify the Indemnified Parties and Master Servicer Indemnified Parties (as applicable) as contemplated by Sections 9.1(l) and 9.2(f) of the Agreement; provided that this paragraph shall not be construed to limit any other obligation or liabilities of the SPV, the Master Servicer or any other Ashland Party may have under any Transaction Documents (including with respect to the commingling of funds).
SECTION 4.    First Tier Amendment. The parties hereto acknowledge, consent and agree to the terms of the First Tier Amendment.
SECTION 5.    Reaffirmation of Parent Undertaking.  Ashland hereby (i) acknowledges the joinder of Valvoline as an Originator party to the Agreement and the First Tier Agreement effective as of the date hereof, (ii) represents, warrants and confirms that Valvoline is a direct or indirect wholly-

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owned subsidiary of Ashland, and (iii) ratifies and reaffirms the Parent Undertaking and all its obligations and liabilities thereunder, including with respect to Valvoline.
SECTION 6.    Representations and Warranties. Each of Ashland, each Originator and the SPV, as to itself, hereby represents and warrants to each of the other parties hereto as follows:

(i)	after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Potential Termination Event shall exist;

(ii)
the representations and warranties of such Person set forth in the Transaction Documents to which it is a party (as amended hereby) are true and correct as of the date hereof (except to the extent such representations and warranties relate solely to an earlier date and then as of such earlier date); and

(iii)
this Amendment constitutes the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 7.    Effectiveness. This Amendment shall become effective as of the date first above written upon:

(i)	receipt by the Agent of counterparts of this Amendment duly executed by each of the parties hereto;

(ii)	effectiveness of the Joinder in accordance with its terms;

(iii)	receipt by the Agent of counterparts of the First Tier Amendment duly executed by each of the parties thereto.
SECTION 8.    Reference to the Effect on the Transaction Documents.
(a)    On and after the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agreement, and each reference in each of the other Transaction Documents to “the Transfer and Administration Agreement” or “the TAA,” “thereunder”, “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Agreement, as amended by this Amendment.
(b)    The Agreement and each of the related documents, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all aspects ratified and confirmed. The covenants and other obligations of the SPV, Master Servicer, and each Originator (each in any capacity) shall continue under the Transaction Documents.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, any of the Investors or any Indemnified Party under

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the Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Agreement or any other Transaction Document.
SECTION 9.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or email of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.
SECTION 10.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401-1 AND 5-1401-2 OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).
SECTION 11.    Transaction Document. This Amendment shall be deemed to be a Transaction Document for all purposes of the Agreement and each other Transaction Document.
SECTION 12.    Severability. If any one or more of the agreements, provisions or terms of this Amendment shall for any reason whatsoever be held invalid or unenforceable, then such agreements, provisions or terms shall be deemed severable from the remaining agreements, provisions and terms of this Amendment and shall in no way affect the validity or enforceability of the provisions of this Amendment or the Agreement.
SECTION 13.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signature pages follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
ASHLAND INC.

/s/ Eric N. Boni
By:___________________________________
Name:    Eric N. Boni
Title:    Vice President and Treasurer
ASHLAND SPECIALTY INGREDIENTS G.P.

/s/ Eric N. Boni
By:___________________________________
Name:    Eric N. Boni
Title:    Vice President-Finance

VALVOLINE LLC

/s/ Laura I. Pentova
By:___________________________________
Name:    Laura I. Pentova
Title:    Secretary

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CVG CAPITAL III LLC

/s/ Asad P. Lodhi
By:___________________________________
Name:    Asad P. Lodhi
Title:    President

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LIBERTY STREET FUNDING LLC, as a Conduit Investor and an Uncommitted Investor

/s/ Jill A. Russo
By:___________________________________
Name:    Jill A. Ruso
Title:    Vice President

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GOTHAM FUNDING CORPORATION, as a Conduit Investor and an Uncommitted Investor

/s/ David V. DeAngelis
By:___________________________________
Name:    David V. DeAngelis
Title:    Vice President

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ATLANTIC ASSET SECURITIZATION LLC, as a Conduit Investor and an Uncommitted Investor

/s/ Kostantina Kourmpetis
By:__________________________________
Name:    Kostantina Kourmpetis
Title:    Managing Director

/s/ Sam Pilcer
By:__________________________________
Name:    Sam Pilcer
Title:    Managing Director

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THE BANK OF NOVA SCOTIA, as Agent, a Letter of Credit Issuer, a Committed Investor, a Managing Agent and an Administrator

/s/ Diane Emanuel
By:__________________________________
Name:    Diane Emanuel
Title:     Managing Director & Head

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Managing Agent and Administrator
for the BTMU Investor Group

               /s/ Eric Williams
By: ___________________________________
Name: Eric Williams
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Committed Investor for the
BTMU Investor Group

          /s/ Eric Williams
By:___________________________________
Name: Eric Williams
Title: Managing Director

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PNC BANK, NATIONAL ASSOCIATION, as a Letter of Credit Issuer, a Managing Agent, and a Committed Investor

/s/ Michael Brown
By:___________________________________
Name:    Michael Brown
Title:    Senior Vice President

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Committed Investor, a Managing Agent and an Administrator

/s/ Kostantina Kourmpetis
By:___________________________________
Name:    Kostantina Kourmpetis
Title:    Managing Director

/s/ Sam Pilcer
By:___________________________________
Name:     Sam Pilcer
Title:    Managing Director

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